                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION


          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy  Statement                      [_]  Confidential, For Use of the Commission Only (as
                                                            permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to
     Section 240.14a-11(c) or Section 240.14a-12


              Cambridge Technology Partners (Massachusetts), Inc.
              ---------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


     ____________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X]  No fee required
     [_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.
          (1) Title of each class of securities to which transaction applies: not applicable
               --------------
          (2)  Aggregate number of securities to which transaction applies: not
                                                                            ---
               applicable
               ----------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): not applicable
               --------------
          (4)  Proposed maximum aggregate value of transaction: not applicable
                                                                --------------
          (5)  Total fee paid: not applicable
                               --------------

     [_]  Fee paid previously with preliminary materials: not applicable
                                                          --------------

     [_]  Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)  Amount Previously Paid: not applicable
                                       --------------
          (2)  Form, Schedule or Registration Statement No.: not applicable
                                                             --------------
          (3)  Filing Party: not applicable
                             --------------
          (4)  Date Filed: not applicable
                           --------------

                            [Cambridge Letterhead]

[Date]

[Optionee Name and Address]

     Re:  Cambridge Stock Options and the Cambridge/Novell Merger
          -------------------------------------------------------

Dear [Optionee]:

     On March 12, 2001, Cambridge agreed to merge with Novell in a transaction that we hope and expect to be a significant step forward for both companies. We anticipate that the merger will close on or about July 10 (the "Closing"). Please check the information posted on the joint Cambridge and Novell web site, located at http://www.i-login.net, for additional information about the date of
           ----------------------
the Closing or other information about the merger.

     The purpose of this letter is to advise you of the effect the merger will have on your outstanding options to purchase Cambridge common stock ("Cambridge Stock"), and how you may become eligible to receive options to purchase Novell common stock ("Novell Stock") after the Closing.

     As you know, earlier this year, prior to the negotiation of the merger, Jack Messman sent an all employee e-mail explaining the terms of the proposed Cambridge stock option exchange program (the "Exchange Program"). Cambridge management was strongly supportive of the Exchange Program because it would provide employees with an opportunity to swap underwater options for options in line with industry valuations and market conditions. The Exchange Program was designed to permit employees to exchange two Cambridge options for one new Cambridge option at an exercise price equal to the fair market value of Cambridge common stock at the date of grant. As you also know, due to the intervening merger announcement with Novell, the Exchange Program was not implemented. However, I am pleased to inform you that this same concept is included in the merger agreement with Novell. As discussed below, the option exchange will be at least as advantageous to you as the two for one swap contemplated by the Cambridge option Exchange Program.

     Your Options to Purchase Cambridge Stock
     ----------------------------------------

     From the date of this letter until the Closing, you may exercise all, or any portion of any, options to purchase Cambridge Stock you hold that are vested. If additional options vest between now and the Closing, you also may exercise those options as they vest. The procedures for exercising your options between now and the Closing are the same as they have been in the past. Simply contact Thomas Cochran, of Adams Harkness & Hill, at telephone (617) 371-3741.

     On the date of the Closing, any portion of your outstanding option to purchase Cambridge Stock that has not been exercised will be cancelled in full, regardless of whether or not it is vested. As a result, you will be unable to exercise any portion of your option to purchase Cambridge Stock after the Closing.

     Grant of Option to Purchase Novell Stock
     ----------------------------------------

1.   Eligibility and Date of Grant.   Novell will grant you a nonqualified stock
option to purchase Novell Stock if you are employed by the Company on the date of Closing. Your options will be granted to you on the twelfth of the month following Closing. It is anticipated that this grant will be made on July 12, 2001.

2. Number of Novell Options. If you meet the eligibility requirement described in 1 above, the number of shares subject to your option to purchase Novell Stock will be the greater of the following:
                         -------

          . The product of: (1) one-half of the number of shares of Cambridge Stock (whether vested or unvested) you had the option to purchase immediately prior to the cancellation of your Cambridge options at Closing, and (2) 0.668 (which is the value ascribed in the merger agreement for each share of Cambridge common stock to be converted to Novell common stock; any fractional shares will be rounded up); or

          . The number of shares of Novell Stock subject to stock options granted to a new hire Novell employee similarly situated to you. An integration team is responsible for determining which Novell and Cambridge employees are similarly situated. Once that determination has been reached, the number of additional Novell options to be granted to you (if any) will be based upon the Novell new hire option grant guidelines. These determinations will be communicated to you shortly.

          Example: If you currently hold an option to purchase 100 shares of Cambridge Stock, and you decide not to exercise any portion of the option prior to Closing, you will be granted an option to purchase 34 shares of Novell Stock (.5 x 100 x 0.668). If a new hire Novell employee similarly situated to you is granted 50 stock options, you will be granted 16 additional stock options so that the total Novell stock options held by you is 50.

     3. Terms of Novell Option. The terms of your option to purchase Novell Stock will be as follows:

          . The exercise price per share will be at the fair market value of a share of Novell Stock on the date of grant.

          . The option will be immediately vested with respect to 25% of the shares on the date of grant, and the remaining portion of the option will become vested in equal amounts every three months after the date of grant, provided you are employed by the Company on the applicable dates, so that the option will become fully vested on the third anniversary of the date of grant.

          Example: If you receive an option to purchase 100 shares of Novell Stock on July 12, 2001, this option would be immediately vested with respect to 25 shares of Novell Stock on July 12, 2001, and 6.25 shares of Novell Stock will vest on each October 12, January 12, April 12, and July 12 thereafter, until the option becomes fully vested on July 12, 2004, provided that you are employed by the Company on each vesting date.

          . The vested portion of the option will not become exercisable until 6 months from the date of grant; provided, however, if, within 6 months from the date of grant:

             . Your employment terminates with the Company for any reason other than your voluntary termination or your employment is terminated for cause, you will be able to exercise the vested portion of your option to purchase Novell Stock on the date of your termination of employment and for sixty (60) days after your termination of employment (absent a different exercise period being specified in Novell's standard option agreement).

             However, if you voluntarily terminate employment with the Company, or if the Company terminates your employment for cause, then your option to purchase Novell Stock will be cancelled in full.

          .  The option will have a term of 10 years from the date of grant.

          . All other terms of the option will be as set forth in Novell's standard option agreement for grants under the Novell stock option plan for which the option grant is made.

     *                    *                     *                     *

     The senior management and Board of Directors of Cambridge are enthusiastic about the merger and the opportunities it will provide to the merged Cambridge and Novell. In this regard, I would encourage you to consider carefully whether you want to exercise your vested Cambridge Stock options prior to Closing or to have those options replaced by newly issued Novell Stock options, as described above. Please note, however, that the Closing is subject to a number of terms and conditions as described in the Merger Agreement and Plan of Reorganization. Your exercise of these options is not conditioned upon the occurrence of the Closing. If the Closing does not take place, there will be no way to "undo" your exercise of Cambridge options.

     If you have any questions concerning the merger, the cancellation of your Cambridge Stock options, or your eligibility to receive the grant of Novell Stock options, please do not hesitate to contact Cheryl DeCarlo at (617) 914-8154 or stockoptions@ctp.com.
        --------------------


Sincerely,



Alan J. Friedman

                            [Cambridge Letterhead]

[Date]

[Optionee Name and Address]

     Re:  Cambridge Stock Options and the Cambridge/Novell Merger
          -------------------------------------------------------

Dear [Optionee]:

     On March 12, 2001, Cambridge agreed to merge with Novell in a transaction that we hope and expect to be a significant step forward for both companies. We anticipate that the merger will close on or about July 10 (the "Closing"). Please check the information posted on the joint Cambridge and Novell web site, located at http://www.i-login.net, for additional information about the date of
           ----------------------
the Closing or other information about the merger.

     The purpose of this letter is to advise you of the effect the merger will have on your outstanding options to purchase Cambridge common stock ("Cambridge Stock"), and how you may become eligible to receive options to purchase Novell common stock ("Novell Stock") after the Closing.

     As you know, earlier this year, prior to the negotiation of the merger, Jack Messman sent an all employee e-mail explaining the terms of the proposed Cambridge stock option exchange program (the "Exchange Program"). Cambridge management was strongly supportive of the Exchange Program because it would provide employees with an opportunity to swap underwater options for options in line with industry valuations and market conditions. The Exchange Program was designed to permit employees to exchange two Cambridge options for one new Cambridge option at an exercise price equal to the fair market value of Cambridge common stock at the date of grant. As you also know, due to the intervening merger announcement with Novell, the Exchange Program was not implemented. However, I am pleased to inform you that this same concept is included in the merger agreement with Novell. As discussed below, the option exchange will be at least as advantageous to you as the two for one swap contemplated by the Cambridge option Exchange Program.

     A.   Employees in the Netherlands, Germany, France, Sweden, and Belgium
          ------------------------------------------------------------------

     You currently have options to purchase Cambridge Stock under the Cambridge Stock Option Program ("Cambridge Option Program"). This letter is to notify you that you may choose to follow the instructions set out in Section B below if you wish to exercise any vested options you may have.

     As most of you are aware, prior to the negotiation of the merger, management was examining alternatives to the Cambridge Option Program for employees in several

European countries, including the possibility of issuing warrants in exchange for stock options. Management contemplated alternatives to the existing Cambridge Option Program in light of changes in the tax and other conditions for stock option plans in several countries, including your country. The work on examining alternatives to the current Cambridge Option Program is continuing, and we expect to know shortly whether any alternatives are feasible. Should any issue prevent the implementation of the contemplated alternatives, you would benefit instead from the conditions detailed below in Section C. We will keep you informed as we approach the Closing.

     B.   Your Options to Purchase Cambridge Stock
          ----------------------------------------

     From the date of this letter until the Closing, you may exercise all, or any portion of any, options to purchase Cambridge Stock you hold that are vested. If additional options vest between now and the Closing, you also may exercise those options as they vest. The procedures for exercising your options between now and the Closing are the same as they have been in the past. Simply contact Thomas Cochran, of Adams Harkness & Hill, at telephone (617) 371-3741.

     On the date of the Closing, any portion of your outstanding option to purchase Cambridge Stock that has not been exercised will be cancelled in full, regardless of whether or not it is vested. As a result, you will be unable to exercise any portion of your option to purchase Cambridge Stock after the Closing.

     C.   Grant of Option to Purchase Novell Stock
          ----------------------------------------

1.   Eligibility and Date of Grant.   Novell will grant you a nonqualified stock
option to purchase Novell Stock if you are employed by the Company on the date of Closing. Your options will be granted to you on the twelfth of the month following Closing. It is anticipated that this grant will be made on July 12, 2001.

2. Number of Novell Options. If you meet the eligibility requirement described in 1 above, the number of shares subject to your option to purchase Novell Stock will be the greater of the following:
                         -------

          . The product of: (1) one-half of the number of shares of Cambridge Stock (whether vested or unvested) you had the option to purchase immediately prior to the cancellation of your Cambridge options at Closing, and (2) 0.668 (which is the value ascribed in the merger agreement for each share of Cambridge common stock to be converted to Novell common stock; any fractional shares will be rounded up); or

          . The number of shares of Novell Stock subject to stock options granted to a new hire Novell employee similarly situated to you. An integration team is responsible for determining which Novell and Cambridge employees are similarly situated. Once that determination has been reached, the number of additional Novell options to be granted to you (if any) will be based upon the Novell new hire option grant guidelines. These determinations will be communicated to you shortly.

          Example: If you currently hold an option to purchase 100 shares of Cambridge Stock, and you decide not to exercise any portion of the option prior to Closing, you will be granted an option to purchase 34 shares of Novell Stock (.5 x 100 x 0.668). If a new hire Novell employee similarly situated to you is granted 50 stock options, you will be granted 16 additional stock options so that the total Novell stock options held by you is 50.

     3. Terms of Novell Option. The terms of your option to purchase Novell Stock will be as follows:

          . The exercise price per share will be at the fair market value of a share of Novell Stock on the date of grant.

          . The option will be immediately vested with respect to 25% of the shares on the date of grant, and the remaining portion of the option will become vested in equal amounts every three months after the date of grant, provided you are employed by the Company on the applicable dates, so that the option will become fully vested on the third anniversary of the date of grant.

          Example: If you receive an option to purchase 100 shares of Novell Stock on July 12, 2001, this option would be immediately vested with respect to 25 shares of Novell Stock on July 12, 2001, and 6.25 shares of Novell Stock will vest on each October 12, January 12, April 12, and July 12 thereafter, until the option becomes fully vested on July 12, 2004, provided that you are employed by the Company on each vesting date.

          . The vested portion of the option will not become exercisable until 6 months from the date of grant; provided, however, if, within 6 months from the date of grant:

             . Your employment terminates with the Company for any reason other than your voluntary termination or your employment is terminated for cause, you will be able to exercise the vested portion of your option to purchase Novell Stock on the date of your termination of employment and for sixty (60) days after your termination of employment (absent a different exercise period being specified in Novell's standard option agreement).

             However, if you voluntarily terminate employment with the Company, or if the Company terminates your employment for cause, then your option to purchase Novell Stock will be cancelled in full.

          .  The option will have a term of 10 years from the date of grant.

          . All other terms of the option will be as set forth in Novell's standard option agreement for grants under the Novell stock option plan for which the option grant is made.

     *                   *                   *                   *

     The senior management and Board of Directors of Cambridge are enthusiastic about the merger and the opportunities it will provide to the merged Cambridge and Novell. In this regard, I would encourage you to consider carefully whether you want to exercise your vested Cambridge Stock options prior to Closing or, if applicable, to have those options replaced by newly issued Novell Stock options, as described above. Please note, however, that the Closing is subject to a number of terms and conditions as described in the Merger Agreement and Plan of Reorganization. Your exercise of these options is not conditioned upon the occurrence of the Closing. If the Closing does not take place, there will be no way to "undo" your exercise of Cambridge options.

     If you have any questions concerning the merger, the cancellation of your Cambridge Stock options, or your eligibility to receive the grant of Novell Stock options, please do not hesitate to contact Philippe Alloing at +33 1 5669 5404 or stockoptions@ctp.com.
        --------------------


Sincerely,



Alan J. Friedman